TARGET CORPORATION

Power of Attorney
of Director and/or Officer

	KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the Corporation), does hereby make, constitute and appoint ROBERT J. ULRICH, DOUGLAS A. SCOVANNER,
STEPHEN C. KOWALKE, TIMOTHY R. BAER, DAVID L. DONLIN and
JEFFREY A. PROULX and each or any one of them, the undersigneds true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigneds name, place and stead, to sign and affix the undersigneds name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange
Act of 1934, as amended (the 1934 Act), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K
Annual Reports of the Corporations 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the SEC), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and
(3) one or more Registration Statements, on Form S-3,
Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

	The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

	IN WITNESS WHEREOF, the undersigned has signed below as of this 17th day of January, 2005.


				/s/ Todd V. Blackwell
				Todd V. Blackwell